                                                                     Exhibit 4.1

                         THIRD AMENDMENT TO AMENDED AND
                         ------------------------------
                     RESTATED MULTICURRENCY CREDIT AGREEMENT
                     ---------------------------------------

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT, dated as of January 15, 2002 (this "Amendment"), amends the Amended
                                               ---------
and Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (as heretofore amended, the "Credit Agreement"), among APW Ltd., a Bermuda
                         ----------------
corporation (the "Borrower"), the various financial institutions parties thereto
                  --------
(collectively, the "Banks"), Bank One, NA, as syndication agent, The Chase
                    -----
Manhattan Bank, as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrower from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. The Banks hereby agree that notwithstanding the provisions of Section 2.12(b) of the Credit Agreement, the interest payments set forth in the attached Schedule 1 due prior to February 15, 2002 (the "Deferral Date"), shall not be payable until the earliest date of: (i) the Deferral Date,
(ii) the date three business days following the receipt by the Borrower of the proceeds of the sale of the Specified Business Unit or (iii) the first date after the date of this Amendment on which the lenders under the UK Facility receive any payment in respect of interest or commissions under the UK Facility. This consent shall be limited to its terms and shall not constitute a waiver of any other rights the Banks may have from time to time, including the right, upon the occurrence of an Event of Default other than the failure to pay such interest prior to the Deferral Date, to accelerate the maturity of the Loans and all payments , including said interest payments, with respect thereto.

     SECTION 2. AGREEMENT. The Borrower hereby agrees:

     2.1 The Borrower will meet with members of a working group representing the Banks and will cause its advisor CS First Boston to meet with such working group as soon as practicable.

     2.2 The Borrower will not sell the Specified Business Unit, without the consent of the Required Banks, unless the Net Proceeds of such sale received by the Borrower shall be equal to at least $24,000,000.

     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been
                                                   ---------
satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

     3.1  Receipt of Documents. The Administrative Agent shall have received all
          --------------------
of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory the Administrative Agent:

          (a)  Amendment. This Amendment, duly executed by the Borrower, the
               ---------
Administrative Agent and the Lenders.

          (b)  Consents. Consents of all Guarantors hereto.
               --------

          (c)  UK Facility. Amendments to the UK Facility providing that
               -----------
interest on the UK Facility shall not be payable prior to the Deferral Date.

          (d)  Fees. The Borrower shall have paid all accrued and unpaid fees,
               ----
costs and expenses to the extent then due and payable, together with Attorney Costs of Bank of America to the extent invoiced, and fees and expenses of the Administrative Agent's Consultant including such additional amounts as shall be necessary to ensure any such costs, fees and expenses arising under or referenced in Sections 2.13 and 10.5 of the Credit Agreement plus $150,000 to
              -------------     ----
the Administrative Agent's Consultant and $150,000 to Mayer, Brown & Platt on retainer for further fees and expenses.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Bank as follows:

     4.1  Due Authorization, Non-Contravention, etc. The execution, delivery and
          -----------------------------------------
performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          (a)  contravene the Borrower's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     4.2  Governmental Approval, Regulation, etc. No authorization or approval
          --------------------------------------
or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     4.3 Validity, etc. This Amendment constitutes the legal, valid and binding
         -------------
obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 5. MISCELLANEOUS.

     5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an
         -----------------------------
amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all
         -----------------------------
expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     5.3 Severability. Any provision of this Amendment which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     5.4 Headings. The various headings of this Amendment are inserted for
         --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     5.5 Execution in Counterparts. This Amendment may be executed by the
         -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
         -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     5.7 Successors and Assigns. This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        APW LTD.

                                        By:/s/Richard D. Carroll
                                           -------------------------------------
                                        Name:  Richard D. Carroll
                                        Title: Vice President and Chief
                                               Financial Officer

                                        BANK OF AMERICA, N.A.
                                        as Administrative Agent and as a Bank

                                        By:/s/M. Duncan McDuffie
                                           -------------------------------------
                                        Name:  M. Duncan McDuffie
                                        Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH

                                        By:/s/Shinichiro Munechika
                                           -------------------------------------
                                        Name:  Shinichiro Munechika
                                        Title: Deputy General Manager

                                        BANK ONE, NA (Main Office Chicago) as
                                        Syndication Agent and as a Bank

                                        By:/s/Thomas T. Bower
                                           -------------------------------------
                                        Name:  Thomas T Bower
                                        Title: Senior Vice President

                                        BNP PARIBAS

                                        By:/s/Edward V. Canall
                                           -------------------------------------
                                        Name:  Edward V. Canall
                                        Title: Managing Director

                                        By:/s/Kathryn Quinn
                                           -------------------------------------
                                        Name:  Kathryn Quinn
                                        Title: Vice President

                                         Third Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                        CREDIT LYONNAIS CHICAGO BRANCH

                                        By: /s/ Richard Teitelbaum
                                           --------------------------
                                        Name:   Richard Teitelbaum
                                        Title:  Vice President

                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By: /s/ Nobuyasu Fukatsu
                                           --------------------------
                                        Name:   Nobuyasu Fukatsu
                                        Title:  General Manager

                                        FIRST UNION NATIONAL BANK


                                        By: /s/ William W. Teegarden
                                           --------------------------
                                        Name:   William W. Teegarden
                                        Title:  Senior Vice President

                                        JPMORGAN CHASE BANK, as Documentation
                                        Agent and a Bank


                                        By: /s/ Michael Lancia
                                           --------------------------
                                        Name:   Michael Lancia
                                        Title:  Vice President

                                        M&I MARSHALL & ILSLEY BANK


                                        By: /s/ Michael Vellon
                                           --------------------------
                                        Name:   Michael Vellon
                                        Title:  Vice President


                                        By: /s/ Thomas R. Johnson
                                           --------------------------
                                        Name:   Thomas R. Johnson
                                        Title:  Senior vice President

                                         Third Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:  /s/ Thomas A. Pennington
                                           ---------------------------
                                       Name:    Thomas A. Pennington
                                       Title:   Executive Vice President

                                       OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

                                       By:  Oaktree Capital Management
                                            LLC, its general original

                                       By:  /s/ Christopher S. Betheus
                                           ---------------------------
                                       Name:    Christopher S. Betheus
                                       Title:   Managing Director

                                       By:  /s/ Jordan Kruse
                                          ----------------------------
                                       Name:    Jordan Kruse
                                       Title:

                                       OCM OPPORTUNITIES FUND III, L.P.

                                       By: Oaktree Capital Management
                                           LLC, its general original

                                       By:  /s/ Lowell W. Hill
                                           ---------------------------
                                       Name:    Lowell W. Hill
                                       Title:   Managing Director

                                       By: /s/ [Illegible in original]

                                       PERRY PRINCIPALS, L.L.C.


                                       By:  /s/ William J. Vernon
                                           ---------------------------
                                       Name:    William J. Vernon
                                       Title:   Managing Director and Chief
                                                Financial Officer

                                       ROYAL BANK OF SCOTLAND, PLC

                                       By:  /s/ T.J. Smith
                                          ----------------------------
                                       Name:    T.J. Smith
                                       Title:

                                       SOCIETE GENERALE


                                       By:  /s/ Eric E.O. Siebert Jr
                                          ----------------------------
                                       Name:    Eric E.O. Siebert Jr
                                       Title:   Director


                                         Third Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                            SUMITOMO MITSUI BANKING CORPORATION


                                            By: /s/ William M. Ginn
                                               ---------------------------------
                                            Name:   William M. Ginn
                                            Title:  General Manager

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Greg Wilson
                                               ---------------------------------
                                            Name:   Greg Wilson
                                            Title:  A.V.P

                                            WILLIAM E. SIMON & SONS SPECIAL
                                            SITUATIONS PARTNERS II, L.P.


                                            By: /s/ Dale Leshaw
                                               ---------------------------------
                                            Name:   Dale Leshaw
                                            Title:  Principal

                                         Third Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                              AGREEMENT AND CONSENT
                              ---------------------

     The undersigned Guarantors hereby agree and consent, as of the date and year first above written, to the terms and provisions of the foregoing Third Amendment to Credit Agreement and to the terms and provisions of the Amendment Agreement amending the UK Facility, dated January 18, 2002, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing Third Amendment to Credit Agreement and the Amendment Agreement amending the UK Facility.

APW NORTH AMERICA, INC.

By: /s/ James Maxwell
    -----------------
Name: James Maxwell
Title: Treasurer

APW ENCLOSURE SYSTEMS, INC.
APW ENCLOSURE SYSTEMS HOLDING, INC.
APW WRIGHT LINE LLC
APW-ERIE, INC.
ASPEN MOTION TECHNOLOGIES INC.
CAMBRIDGE AEROFLO, INC.
EDER INDUSTRIES INC.
ELECTRONIC SOLUTIONS
INNOVATIVE METAL FABRICATION, INC.
MCLEN WEST INC.
MCLEAN MIDWEST CORPORATION
METAL ARTS MANUFACTURING, INC.
PRECISION FABRICATION TECHNOLOGIES INC.
VERO ELECTRONICS, INC.
ZERO-EAST DIVISION, ZERO CORPORATION


By: /s/ James Maxwell
    -----------------
Name: James Maxwell
Title: Treasurer, Assistant Treasurer or CFO, as applicable

APW ENCLOSURES SYSTEMS, LP by APW ENCLOSURE
SYSTEMS HOLDING, INC., its General Partner


By: /s/ James Maxwell
    -----------------
Name: James Maxwell
Title: Treasurer

APPLIED POWER LIMITED
APW ELECTRONICS OVERSEAS INVESTMENTS
 LIMITED
APW ELECTRONICS LIMITED
APW ENCLOSURE SYSTEMS HOLDINGS LIMITED


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


APW ENCLOSURE SYSTEMS (UK) LIMITED


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


WRIGHT LINE LIMITED


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


APW ENCLOSURES (DUBLIN) LIMITED


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:


APW GALWAY LIMITED


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:


HOERMANN SECURITY SYSTEMS LTD.


By: /s/ Samantha Kirby
    ----------------------------------
Name:   Samantha Kirby
Title:

APW POWER SUPPLIES AS


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

APW NEW FOREST LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

TOWERFLAME LIMITED


By: /s/ David Pumphrey
   --------------------------------
Name:   David Pumphrey
Title:  Company Secretary

APW ELECTRONICS GROUP PLC


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

APW ENCLOSURE SYSTEMS PLC


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

AIR CARGO EQUIPMENT (UK) LIMITED


By: /s/ David Pumphrey
   --------------------------------
Name:   David Pumphrey
Title:

APW ENCLOSURES LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

HOERMANN ELECTRONICS LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

WRIGHT LINE EUROPE B.V.


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

APW NETHERLANDS B.V.


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

APW HOLDING B.V.


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

APW PRODUCTS AND SYSTEMS B.V.


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

CIPRESMAD HUNGARY GROUP FINANCING LLC


By: /s/ Richard D. Carroll
   --------------------------------
Name:   Richard D. Carroll
Title:

APW ELECTRONICS GMBH


By: /s/ John Stephenson
   --------------------------------
Name:   John Stephenson
Title:  Geschaftsfuhrer

CIPRESMAD-CONSULTORES E SERVICOS, LTD.


By: /s/ Richard D. Carroll
   --------------------------------
Name:   Richard D. Carroll
Title:

APW FINANCE LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:

ZERO MCLEAN EUROPE LTD


By: /s/ David Pumphrey
   --------------------------------
Name:   David Pumphrey
Title:  Company Secretary

ZERO CASES EUROPE LTD


By: /s/ David Pumphrey
   --------------------------------
Name:   David Pumphrey
Title:  Company Secretary


MCLEAN EUROPE LTD


By: /s/ David Pumphrey
   --------------------------------
Name:   David Pumphrey
Title:  Company Secretary


RUBICON FINANCE LIMITED


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


APW HOLDINGS (UK) LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


EAST ANGLIAN METAL MERCHANTS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

ELECTRONICS PACKAGING LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


VERO CONNECTORS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


VERO ELECTRONICS (EXPORTS) LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


VERO CIRCUITBOARDS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


IMHOF-BEDCO LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


IMHOF-BEDCO STANDARD PRODUCTS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


IMHOF-BEDCO SPECIAL PRODUCTS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

INSTANT FINISHERS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


MALCOE ENCLOSURES LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


MALCOE SECURITY PRODUCTS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


MALCOE TELECOMMUNICATIONS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


APW HOLDINGS (EUROPE) LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


HIGH SPEED PRODUCTION (HOLDINGS) LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


BEELEY WOOD HOLDINGS LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

HSP SHEFFIELD LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

HIGH SPEED PRODUCTION (SCOTLAND) LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary


HSP STRATHCLYDE LTD


By: /s/ Samantha Kirby
   --------------------------------
Name:   Samantha Kirby
Title:  Company Secretary

         APW INVESTMENTS UK LTD

         By: /s/ Samantha Kirby
             ----------------------------------
         Name:   Samantha Kirby
         Title:  Company Secretary

         APW POWER SUPPLIES LTD

         By: /s/ Samantha Kirby
             ----------------------------------
         Name:   Samantha Kirby
         Title:

         C FAB DEVELOPMENT LTD

         By: /s/ Samantha Kirby
             ----------------------------------
         Name:   Samantha Kirby
         Title:

         J HIGGINS MANUFACTURING (IRELAND) LTD

         By: /s/ Samantha Kirby
             ----------------------------------
         Name:   Samantha Kirby
         Title:

APW MAYVILLE Ltd

By: /s/ James Maxwell
   --------------------------------
Name:   James Maxwell
Title:  Treasurer


APW MAYVILLE LLC


By: /s/ James Maxwell
   --------------------------------
Name:   James Maxwell
Title:  Treasurer

                                       10